SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               TECHNE CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                                                 TECHNE CORPORATION


                                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                                     to be held
                                                  October 22, 1998


         The annual meeting of shareholders of Techne Corporation will be held at the offices of the Company, 614 McKinley Place N.E., Minneapolis, Minnesota, on Thursday, October 22, 1998, at 3:30 p.m. (Minneapolis Time), for the following purposes:

         1. To set the number of members of the Board of Directors at seven (7).

         2.       To elect directors of the Company for the ensuing year.

         3.       To approve the Company's 1998 Nonqualified Stock Option Plan.

         4. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record shown on the books of the Company at the close of business on September 14, 1998, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

         This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.



                                THOMAS E. OLAND,
                                President

Dated:   September 22, 1998
         Minneapolis, Minnesota

                               TECHNE CORPORATION



                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                           to be held October 22, 1998



                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of Techne Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on October 22, 1998, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

         The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting.

         Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the Company's principal executive office is 614 McKinley Place N.E., Minneapolis, Minnesota 55413. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about September 22, 1998.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed September 14, 1998, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on September 14, 1998, 20,120,289 shares of the Company's Common Stock were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.


                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of September 14, 1998:

                                  Amount and
Name and Address                  Nature of Shares           Percent
of Beneficial Owner               Beneficially Owned(1)      of Class(2)

Kopp Investment Advisors, Inc.    3,308,428(3)                 16.4%
6600 France Avenue So.
Edina, Minnesota 55435

Wasatch Advisors, Inc.            2,015,585                    10.0%
68 S. Main Street
Salt Lake City, Utah 84101

D. F. Dent & Co.                  1,230,072                     6.1%
2 East Read St.
Baltimore, Maryland 21202

Peter R. Peterson                 1,056,280(4)                  5.2%
6111 Blue Circle Drive
Minnetonka, Minnesota 55343

Thomas E. Oland                   704,920(5)(6)                 3.5%
614 McKinley Place N.E.
Minneapolis, Minnesota 55413

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of September 14, 1998, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(3) Kopp Investment Advisors, Inc. reports voting power over 486,600 of such shares and investment power over all such shares.

(4) Does not include shares, if any, which may be held from time to time in the trading account of Peterson Brothers Securities Company, a corporation of which Mr. Peterson is an affiliate. Mr. Peterson disclaims beneficial ownership of any such shares. Mr. Peterson is a former director, and was a promoter, of the Company.

(5) Does not include 616,213 shares (3.1% of the Company's outstanding Common Stock) held by the Company's Stock Bonus Plan ("Stock Bonus Plan"), which are included in the group total in the Management Shareholdings table. The Company's Board of Directors, acting by a majority vote, currently directs the Trustee as to the voting of such shares.

(6) Includes 34,278 shares held by Thomas Oland and Associates, 102,962 shares held by the Thomas Oland and Associates Profit Sharing Plan and Trust and 45,554 shares subject to stock options which are exercisable as of September 14, 1998, or will become exercisable within 60 days of such date.

                            MANAGEMENT SHAREHOLDINGS

         The  following  table sets forth the number of shares of the  Company's
Common Stock beneficially owned as of September 14, 1998, by each executive officer of the Company named in the Summary Compensation Table, by each director and by all directors and executive officers (including the named individuals) as a group:

Name of Director                    Number of Shares             Percent
or Identity Group                   Beneficially Owned(1)        of Class(2)

Thomas E. Oland                       704,920(3)                   3.5%
Roger C. Lucas, Ph.D.                 275,028(4)(5)                1.4%
Howard V. O'Connell                   155,000(5)(6)                 *
G. Arthur Herbert                     126,000(5)(6)(7)              *
James A. Weatherbee, Ph.D.            118,648(8)                    *
Monica Tsang, Ph.D.                   113,598(9)                    *
Lowell E. Sears                       100,200(5)(10)                *
Christopher S. Henney, D.Sc., Ph.D.    57,000(5)(11)                *
Randolph C. Steer, M.D., Ph.D.         50,000(5)(6)                 *
Thomas C. Detwiler, Ph.D.              49,792(12)                   *
Marcel Veronneau                       28,211(13)                   *
Officers and directors
  as a group (11 persons)           2,394,610(14)                 11.6%


*        Less than 1%

(1)      See Note (1) to preceding table.

(2)      See Note (2) to preceding table.

(3)      See Notes (5) and (6) to preceding table.

(4) Includes 63,800 shares owned by Dr. Lucas' wife and 60,000 shares subject to stock options which are exercisable as of September 14, 1998, or will become exercisable within 60 days of such date. Dr. Lucas disclaims beneficial ownership of the shares owned by his wife. Does not include option to purchase 10,000 shares which will be granted on and will become exercisable as of the date of the Annual Meeting if the 1998 Nonqualified Stock Option Plan is approved by the shareholders. See Proposal #3 below.

(5)      See Note (5) to preceding table.

(6) Includes 50,000 shares subject to options which are exercisable as of September 14, 1998 or will become exercisable within 60 days of such date. Does not include option to purchase 10,000 shares which will be granted on and will become exercisable as of the date of the Annual Meeting if the 1998 Nonqualified Stock Option Plan is approved by the shareholders. See Proposal #3 below.

(7) Includes 30,000 shares held by Mr. Herbert's wife, as to which Mr. Herbert disclaims beneficial ownership.

(8) Includes 72,956 shares subject to stock options which are exercisable as of September 14, 1998, or will become exercisable within 60 days of such date. Does not include the shares beneficially owned by Monica Tsang, Dr. Weatherbee's wife.

(9) Includes 75,070 shares subject to stock options which are exercisable as of September 14, 1998, or will become exercisable within 60 days of such date. Does not include the shares beneficially owned by James A. Weatherbee, Dr. Tsang's husband.

(10) Includes 100,000 shares subject to options which are exercisable as of September 14, 1998 or will become exercisable within 60 days of such date.

(11) Includes 55,000 shares subject to options which are exercisable as of September 14, 1998 or will become exercisable within 60 days of such date. Does not include option to purchase 10,000 shares which will be granted on and will become exercisable as of the date of the Annual Meeting if the 1998 Nonqualified Stock Option Plan is approved by the shareholders.

(12) Includes 35,930 shares owned by Dr. Detwiler's wife and 13,862 shares subject to options which are exercisable as of September 14, 1998 or will become exercisable within 60 days of such date.

(13) Includes 22,211 shares subject to options which are exercisable as of September 14, 1998 or will become exercisable within 60 days of such date.

(14) Includes 1,181,744 shares held directly by officers, directors and their associates, 616,213 shares held by the Stock Bonus Plan and 594,653 shares which may be purchased pursuant to options which are exercisable as of September 14, 1998 or will become exercisable within 60 days of such date.

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

         The Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at seven. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year or until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

         The following table provides certain information with respect to the nominees for director.


                                Current
                                Position(s)            Principal Occupation(s)                  Director
Name                      Age   with Company           During Past Five Years                    Since

Thomas E. Oland           57    Chairman of the        Chairman of the Board, President           1985
                                Board, President,      and Treasurer of the Company since
                                Treasurer and          December 1985 and President of
                                Director               Research and Diagnostic Systems,
                                                       Inc. since July 1982.

Roger C. Lucas, Ph.D.     55    Vice Chairman and      Vice Chairman and Senior Scientific        1985
                                Director               Advisor to the Company's Board
                                                       since  July 1995. Chairman and
                                                       Chief Executive Officer of Visual
                                                       Circuits, a digital video company,
                                                       since August 1997, and director of
                                                       ChemoCentryx, a partially-owned
                                                       subsidiary of the Company. Chief
                                                       Scientific Officer, Executive Vice
                                                       President and Secretary of the
                                                       Company from December 1985 to
                                                       March 1995.

Howard V. O'Connell       68    Director               Private investor since 1990.               1985
                                                       Chairman, President and Treasurer
                                                       of John G. Kinnard and Company,
                                                       Incorporated, a securities
                                                       broker-dealer, from 1969 to 1990.

G. Arthur Herbert         72    Director               Principal of CEO Advisors, a               1989
                                                       management and financial consulting
                                                       firm, since January 1989; from
                                                       January 1969 to December 1988,
                                                       President and Vice President
                                                       Manager of Electro-Science
                                                       Management Corp., a manager of
                                                       Venture Capital Partnerships.
                                                       Director of Autonomous Technologies
                                                       Corporation.

Randolph C. Steer, M.D.,  48    Director               Consultant to the pharmaceutical           1990
Ph.D.                                                  and biotechnology industries since
                                                       1989; Chairman/President and CEO of
                                                       Advanced Therapeutics Communications
                                                       International, a division of
                                                       Physicians World Communications, a
                                                       medical communications corporation,
                                                       from 1985 to 1989. Director of
                                                       BioCryst Pharmaceuticals, Inc.
Lowell E. Sears           47    Director               Private investor since April 1994.         1994
                                                       For more than five years prior
                                                       thereto, Chief Financial Officer of
                                                       Amgen Inc., a pharmaceutical
                                                       company.  Director of Neose
                                                       Technologies, Inc., CoCensys, Inc.,
                                                       Dendreon Corp. and Integrated
                                                       Biosystems, Inc.
Christopher S. Henney,    57    Director               Chief Executive Officer of Dendreon        1996
D.Sc., Ph.D.                                           Corp. (formerly Activated Cell
                                                       Therapy, Inc.), a biotechnology
                                                       company, since April 1995.
                                                       Executive Vice President of ICOS
                                                       Corporation, a biotechnology
                                                       company, from April 1990 to
                                                       April 1995.


Committee and Board Meetings

         The Company's Board of Directors has two standing Committees, the Audit Committee and the Compensation Committee. The Audit Committee (whose members are Messrs. Herbert, O'Connell, Steer and Sears) is responsible for reviewing the Company's internal audit procedures, the quarterly and annual financial statements of the Company and, with the Company's independent accountants, the results of the annual audit. The Audit Committee also establishes and oversees the implementation of the Company's cash investment policy. The Audit Committee met four times during fiscal 1998. The Compensation Committee, whose members are Messrs. Herbert, O'Connell and Steer, recommends compensation for officers of the Company. The Compensation Committee met four times during fiscal year 1998. The Board does not have a nominating committee.

         During fiscal 1998, the Board held four meetings. Each director except Randolph C. Steer, M.D., Ph.D. attended 75% or more of the total number of meetings of the Board and of Committees of which he was a member.

Directors' Fees

         Directors who are not employees of the Company are compensated at the rate of $25,000 per year for service on the Board and Committees of the Board. In addition, under the Company's 1988 Nonqualified Stock Option Plan, outside directors who do not hold a previously granted option which has not fully vested were automatically granted a 20,000 share option on election and upon each re-election as a director. The 1988 Nonqualified Stock Option Plan is terminating. If the 1998 Nonqualified Stock Option Plan is approved by the shareholders, outside directors will automatically receive a 10,000 share option on election and upon each re-election. See Proposal #3 below.

                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors of the Company is composed of directors G. Arthur Herbert, Howard V. O'Connell and Randolph C. Steer, M.D., Ph.D. None of the members of the Committee is or ever has been an employee or officer of the Company and none is affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.

         Overview and Philosophy. The Company's executive compensation program is comprised of base salaries, annual performance bonuses, long-term incentive compensation in the form of stock options, and various benefits, including the Company's profit sharing and savings plan in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses or stock options related to non-recurring, extraordinary performance.

         The Compensation Committee has followed a policy of paying annual base salaries which are on the moderate side of being competitive in its industry and of awarding bonuses based on achievement of specific revenue, profit and non-monetary goals. If the goals are achieved, the officer receives an option to purchase a number of shares with a fair market value on date of grant equal to 20% of the officer's base salary and receives, at the election of the officer, either a cash bonus equal to 20% of base salary or an additional option to purchase a number of shares with a fair market value on date of grant equal to 170% of the cash bonus alternative. Bonuses are awarded on a prorated basis if between 85% and 100% of the specific revenue and profit goals are achieved. The goals are established annually by the Compensation Committee or President of the Company.

         The Company had through fiscal 1998 formal employment agreements with a majority of its full-time executive officers. Such agreements have reached their original expiration dates and the Company is seeking extensions. See "Employment Contracts and Change in Control Arrangements" below. The agreements provide for base salaries subject to annual review, bonuses as described above, benefits as provided to all employees and severance compensation in an amount equal to one month's base salary for each year of employment with the Company in the event that the officer's employment is terminated without cause or in connection with a sale or merger of the Company.

         Compensation in 1998. During fiscal 1998, the Company maintained its principal compensation policies and made adjustments in base salaries to reflect competitive industry and individual performance factors. The Committee, at the beginning of fiscal 1998, established performance criteria for officers based 70% on growth in revenues and earnings and, working through the Company's Chief Executive Officer, 30% on individual goals which, if met, would permit each officer to earn a cash bonus and additional stock options. The Company achieved record revenues and earnings. On the basis of performance against the criteria established, the Committee at the close of fiscal 1998 awarded to Drs. Tsang and Detwiler and Mr. Veronneau the bonuses indicated in the table below under "Summary Compensation Table" and, subsequent to fiscal year end, the options indicated in footnote (2) to the table below under "Option/SAR Grants During 1998 Fiscal Year". In further recognition of the officers' achievements, the Committee established base salaries for fiscal 1999 as disclosed below under "Employment Contracts and Change in Control Arrangements."

         During fiscal 1998 Dr. James A. Weatherbee, Vice President and Chief Scientific Officer, became temporarily disabled and is currently on medical leave. The Company awarded Dr. Weatherbee a cash bonus in the amount of $30,000 in recognition of his long term contribution to the Company's technical development.

         General. The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company has a profit sharing and savings plan in which all qualified employees, including the executive officers, participate. In each of the past three fiscal years the Company has contributed to the plan an amount equal to approximately 10% of gross wages. One half of the assets of the plan have been invested in Common Stock of the Company. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 1998.

         Chief Executive Officer Compensation. Thomas E. Oland served as the Company's Chief Executive Officer in fiscal 1998. His compensation was determined in accordance with the policies described above as applicable to all executive officers. His base salary was increased from $180,000 in fiscal 1997 to $190,000 in fiscal 1998 in light of the Company's increase in revenues and earnings. For fiscal 1998 performance he earned but waived a cash bonus.

         In February of 1996 the Compensation Committee, in connection with the Board's long-term strategic planning for the Company, adopted a substantial, long-term incentive for Mr. Oland in the form of options to purchase an aggregate of 200,000 shares of the Common Stock of the Company at $9.0625 per share, the fair market value on the date of grant. The options are contingent on continued employment by the Company and have vested or will vest on the
following  schedule:   1996-11,000,   1997-11,000,   1998-11,000,   1999-11,000,
2000-145,000 and 2001-11,000. The options will expire in February of 2006. In August of 1998 the Committee offered Mr. Oland an additional option as a special option award in recognition of his contribution to the Company's acquisition of the research products business of Genzyme Corporation; however, Mr. Oland declined. In further recognition of his achievements, the Committee established Mr. Oland's base compensation for fiscal 1999 as disclosed below under "Employment Contracts and Change in Control Arrangements."

         Summary. Aggregate executive compensation increased moderately in fiscal 1998 and the Company awarded stock options to officers because the Company achieved record revenues and earnings and individual officers achieved performance goals. The Compensation Committee intends to continue its policy of paying relatively moderate base salaries, basing bonuses on specific revenue and profit goals and granting options to provide long-term incentive.

                                            G. Arthur Herbert
                                            Howard V. O'Connell
                                            Randolph C. Steer, M.D., Ph.D.
                                                Members of the
                                                Compensation Committee


Employment Contracts and Change in Control Arrangements

         The Company had formal three-year employment agreements which expired June 30, 1998 with each of its full-time executive officers with the exception of the President and Chief Executive Officer, with whom the Company has an oral understanding. The Company is seeking extensions of the formal employment agreements. The agreements provide for base salaries subject to annual review, bonuses as described in the Compensation Committee Report contained in this proxy statement, benefits as provided to all employees and severance compensation in an amount equal to one month's base salary for each year of employment by the Company in the event that the officer's employment is terminated without cause or in connection with a sale or merger of the Company. Base salaries for fiscal 1999 for the executive officers named in the Summary Compensation Table are as follows: T. Oland - $199,500; M. Tsang - $165,000; T. Detwiler - $157,000; and M. Veronneau - $101,000. Dr. Weatherbee is currently on medical leave. Each of such officers is also subject to a confidentiality and non-competition agreement which prohibits competition with the Company for a period of two years following termination of employment with the Company.

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's President (who serves as chief executive officer) and to the Company's other executive officers whose salary and bonus for fiscal 1998 exceeded $100,000.

                                                                              Long Term Compensation
                                      Annual Compensation                          Awards               Payouts
                                                                                         Securities
                                                                            Restricted   Underlying     LTIP         All Other
Name and                Fiscal                                              Stock           Options     Payouts      Compen-
Principal Position      Year      Salary ($)    Bonus ($)      Other        Awards($)      /SARs (#)    ($)          sation ($)
------------------      ------    ----------    ---------      -----        ---------      ---------    -----------  ----------
Thomas E.                1998      190,000           0          None         None                 0      None         17,350(1)
Oland, Chairman          1997      180,000           0          None         None                 0      None         17,269
of the Board             1996      175,000           0          None         None           200,000      None         17,711
and President

Monica Tsang, Ph.D.,     1998      150,000       30,000         None         None             1,800      None         17,350(1)
Vice President           1997      136,000       27,200         None         None             1,696      None         17,269
- Research               1996      124,000       24,800         None         None            30,000      None          8,855

James A. Weatherbee,     1998       92,260(2)    30,000         None         None             1,260      None         13,479(3)
Ph.D., Vice President    1997      136,000       19,040         None         None             1,696      None         17,269
and Chief Scientific     1996      124,000       24,800         None         None            30,000      None          8,855
Officer

Thomas C. Detwiler,      1998      150,000       30,000         None         None             1,784      None         17,350(1)
Ph.D., Vice President -  1997      150,000       26,975         None         None             1,434      None         17,269
Scientific and           1996      150,000       21,000         None         None            10,000      None         17,695
Regulatory Affairs


Marcel Veronneau,        1998        95,000      19,000         None         None             1,140      None         12,933(4)
Vice President -         1997        86,000      17,200         None         None             1,074      None         11,676
Hematology Operations    1996        78,500      15,700         None         None            14,000      None          9,240



(1) Amount reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 500 shares of Common Stock.
(2) Dr. Weatherbee has been on medical leave since February 1998.
(3) Amount reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 389 shares of Common Stock. (4) Amount reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 373 shares of Common Stock.

 Option/SAR Grants During 1998 Fiscal Year

         The following table provides information related to options granted to the named executive officers during fiscal 1998. The Company has not granted any stock appreciation rights.

                                                                                                   Potential Realizable
                                                                                                     Value at Assumed
                                                                                                   Annual Rates of Stock
                                                                                                 Price Appreciation for
                                     Individual Grants                                                 Option Term

                          Number of
                          Securities      Percent of Total
                          Underlying        Options/SARs
                         Options/SARs        Granted to         Exercise or
Name                       Granted            Employees         Base Price          Expiration
-----                       (#)            in Fiscal Year          ($/Sh)              Date        5% ($)        10% ($)
                         -----------       ---------------     -------------        ----------     -------       -------

Thomas E. Oland                 0                ---                ---              ---            ---             ---
Monica Tsang, Ph.D.         1,800(1)(2)          2.1%              $14.75          8/15/04        $ 10,809      $ 25,188
James A. Weatherbee, Ph.D.  1,260(1)             1.5%              $14.75          8/15/04        $ 7,566       $ 17,632
Thomas C. Detwiler, Ph.D.   1,784(1)(2)          2.1%              $14.75          8/15/04        $ 10,712      $ 24,965
Marcel Veronneau            1,140(1)(2)          1.3%              $14.75          8/15/04        $ 6,845       $ 15,953


(1) Such option is an incentive stock option and became exercisable August 15, 1997.

(2) Subsequent to fiscal 1998 year end, options for the indicated number of shares at a purchase price of $19.0625 expiring 6/30/05 were granted:
         M. Tsang - 1,574, T. Detwiler - 1,574 and M. Veronneau - 997.

Option/SAR Exercises During 1998 Fiscal
Year and Fiscal Year End Option/SAR Values

         The following table provides information related to options exercised by the named executive officers during the 1998 fiscal year and the number and value of options held at fiscal year end.

                                                                    Number of Securities   Value of
                                                                    Underlying             Unexercised
                                                                    Unexercised            In-the-Money
                                                                    Options/SARs           Options/SARs at
                              Shares                                at FY-End (#)          FY-End ($)(1)
                              Acquired on       Value               Exercisable/           Exercisable/
Name                          Exercise (#)      Realized ($)(1)     Unexercisable          Unexercisable
----                          ------------      ---------------     ------------------------------------
Thomas E. Oland                       0                   0          165,554 - 167,000     $2,366,254 - 1,670,000
Monica Tsang, Ph.D.               10,000            $118,120          73,496 - 0             $932,164 - 0
James A. Weatherbee, Ph.D.        10,000            $118,120          72,956 - 0             $929,835 - 0
Thomas C. Detwiler, Ph.D.         35,930            $373,204          12,288 - 0             $119,210 - 0
Marcel Veronneau                  15,000            $138,750          21,214 - 0             $242,370 - 0


(1) Based on the difference between the closing price of the Company's Common Stock as reported by Nasdaq on the date of exercise or at fiscal year end, as the case may be, and the option exercise price.

Stock Performance Chart

         The following chart compares the cumulative total shareholder return on the Company's Common Stock with S&P Midcap 400 Index and the S&P Midcap Biotechnology Index. The comparison assumes $100 was invested on June 30, 1993 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                                               INDEXED RETURNS
                                                 Years Ending

Company/Index                    Jun94     Jun95     Jun96     Jun97     Jun98
TECHNE CORP                      71.19     91.53    198.31    205.08    258.48
S&P MIDCAP BIOTECHNOLOGY INDEX   86.42    132.69    194.28    196.96    205.01
S&P MIDCAP 400 INDEX             99.94    122.27    148.66    183.34    233.13





                 APPROVAL OF 1998 NONQUALIFIED STOCK OPTION PLAN
                                  (Proposal #3)

General

         The Board of Directors has adopted, subject to shareholder approval, the Techne Corporation 1998 Nonqualified Stock Option Plan (the "Plan"). A general description of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's President. It is intended that no further options will be granted under the Company's 1988 Nonqualified Stock Option Plan.

Description of the Plan

         Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, advisors and others upon whose efforts the success of the Company will depend to a large degree. A total of 300,000 shares of Common Stock have been reserved for options under the Plan.

         Term. Options may be granted pursuant to the Plan until the Plan is discontinued or terminated by the Board.

         Administration. The Plan may be administered by the Board of Directors or a Committee of the Board (the "Administrator"). The Plan gives broad powers to the Administrator to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All officers, directors and employees of the Company or of any subsidiary, as well as consultants or advisors to the Company, are eligible to receive options pursuant to the Plan. The Company had approximately 420 employees, directors, consultants and advisors as of September 14, 1998.

         Options. When an option is granted under the Plan the Administrator at its discretion specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. Unless otherwise determined by the Board, the option price may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on September 14, 1998 was $13.6875.

         The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Administrator. Unless otherwise permitted by the Administrator, options granted under the Plan are not transferable during the lifetime of the optionee. Generally, each outstanding option under the Plan will terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship.

         The Administrator may impose additional or alternative restrictions on the options granted under the Plan.

         Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee except as authorized in the event of a merger, consolidation or liquidation of the Company.

         Federal Income Tax Consequences of the Plan. Generally, no tax will result upon the grant of a stock option under the Plan. However, in the year that an option is exercised, the optionee must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to thew amount of compensation the optionee is required to recognize as ordinary income if the Company complies with any applicable federal income tax withholding requirements.

         Automatic Grants to Directors. The Plan provides that each nonemployee director who is elected or re-elected a director of the Company will automatically be granted an option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Each such option will be exercisable in full on the date of grant and will be for a term of ten years; provided, that such options will terminate earlier in the event of termination of the director's relationship with the Company. On the date of the 1998 Annual Meeting, Christopher Henney, D.Sc., Ph.D., G. Arthur Herbert, Roger Lucas, Ph.D., Howard O'Connell, Lowell Sears and Randolph Steer, M.D., Ph.D. will each receive an option to purchase 10,000 shares pursuant to such provision.

         Plan Benefits. No stock options have been granted under the Plan to date. Because future grants of options are subject to the discretion of the Administrator, the future benefits that may be received by any individuals or groups under the Plan cannot be determined at this time.

Vote Required

         The Board of Directors recommends that the shareholders approve the 1998 Nonqualified Stock Option Plan. Approval of the Plan requires the affirmative vote of the greater of (i) a majority of the shares represented in person or by proxy at the meeting with authority to vote on such matter and (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                              INDEPENDENT AUDITORS

         Deloitte & Touche LLP acted as the Company's independent auditors for the 1998 fiscal year and has been selected by the Board of Directors to continue for the current fiscal year.

         A representative of Deloitte & Touche LLP is expected to be present at the shareholders' meeting, will have the opportunity to make any desired comments, and will be available to respond to appropriate questions.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10 percent shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 1998, all Section 16(a) filing requirements applicable to Insiders were complied with except that Dr. Roger Lucas was late filing a form to report one transaction and Marcel Veronneau was late filing forms to report four transactions.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 Annual Meeting must be received by the Company at its offices by May 24, 1999, to be eligible for inclusion in the Company's proxy statement and related proxy for the 1999 Annual Meeting. Shareholder proposals intended to be presented at the 1999 Annual Meeting but not included in the Company's proxy statement and proxy will be considered untimely if received by the Company after August 7, 1999.


                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1998, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1998, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO PRESIDENT, TECHNE CORPORATION, 614 MCKINLEY PLACE N.E., MINNEAPOLIS, MINNESOTA 55413.


Dated:   September 22, 1998
         Minneapolis, Minnesota

                               TECHNE CORPORATION


                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMAS E. OLAND and KATHLEEN BACKES, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Techne Corporation registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Thursday, October 22, 1998, at 3:30 p.m., Minneapolis Time, at the offices of the Company, 614 McKinley Place N.E., Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

The Board of Directors recommends that you vote "FOR" the following proposals:

(1)      SET NUMBER OF DIRECTORS AT SEVEN:

         [  ] FOR           [  ] AGAINST         [  ] ABSTAIN

(2) ELECT DIRECTORS: Nominees: Thomas E. Oland, Roger C. Lucas, Ph.D., Howard V. O'Connell, G. Arthur Herbert, Randolph C. Steer, M.D., Ph.D., Lowell E. Sears and Christopher S. Henney, D.Sc., Ph.D.

         [  ] FOR all Nominees listed above    [  ] WITHOUT AUTHORITY
              (except those whose names have        to vote for all nominees
              been written on the line below)       listed above

         (To withhold authority to vote for any nominee, write that nominee's name on the line below.)



(3)      APPROVE 1998 NONQUALIFIED STOCK OPTION PLAN:

         [  ] FOR          [  ] AGAINST         [  ] ABSTAIN

(4)      OTHER  MATTERS.   In  their  discretion,   the  appointed  proxies  are
         authorized to vote upon such others business as may properly come before the Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.


Date __________________, 1998.

                                    ____________________________________________

                                    ____________________________________________
                                    PLEASE  DATE AND SIGN ABOVE  exactly as name
                                    appears  at  the  left,  indicating,   where
                                    appropriate,     official     position    or
                                    representative capacity. If stock is held in joint tenancy, each joint owner should sign.

                                                                       APPENDIX

                              TECHNE CORPORATION

                       1998 NONQUALIFIED STOCK OPTION PLAN



                                   SECTION 1.

                                   DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(b) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(b) The "Company" shall mean Techne Corporation, a Minnesota corporation.

(c) "Fair Market Value" shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

(d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

(e) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any subsidiary.

(f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

(g) The "Optionee" means an employee, officer, director, consultant, advisor or such other individual of the Company or any Subsidiary to whom an option is granted pursuant to this Plan.

(h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

(i) The "Plan" means the Techne Corporation 1998 Nonqualified Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

(j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of approval by the shareholders of the Company.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (whether the Board or such a Committee, referred to herein as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. Notwithstanding anything in the Plan to the contrary, an Optionee shall not, in any calendar year, be granted options which, in total, provide for the purchase of more than 200,000 shares of Option Stock.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Administrator may grant additional options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three hundred thousand (300,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                                DURATION OF PLAN

         The Plan shall have no fixed termination date. Options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision of the General Rules and Regulations under the Securities Exchange Act of 1934 and to achieve accounting treatment for the financial statements of the Company most advantageous to it.


                                   SECTION 9.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option.

         (b) Term and Exercisability of Nonqualified Stock Option. Except as provided in Section 10, the term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                   SECTION 10.

             GRANTING OF AUTOMATIC OPTIONS TO NON-EMPLOYEE DIRECTORS

(a) Upon Election or Re-election to or Continuation on the Board. Each Non-Employee Director who, on and after the date this Plan is approved by the Company's shareholders, is elected or re-elected as a director of the Company or, in the event the Company adopts staggered terms for its directors, whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 10,000 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such election, re-election or shareholder meeting; provided however, that if such Non-Employee Director is elected other than by shareholders at an annual meeting, the number of shares subject to the option shall be determined by multiplying 10,000 by a fraction, the numerator of which is the number of months until the next regular annual meeting of shareholders and the denominator of which is 12. Options granted pursuant to this subsection
(a) shall be immediately exercisable in full.

(b) General. Options granted pursuant to this Section 10 shall be immediately exercisable in full and shall terminate, subject to the earlier termination provisions of this Section, 10 years from date of grant. If a Non-Employee Director's membership on the Board and service to the Company as an employee, advisor or consultant terminates for any reason other than death or disability, the options shall terminate on the earlier of (i) the close of business on the date twelve months following the date of termination or (ii) the 10 year anniversary of the date of grant. If a Non-Employee Director dies (i) while a member of the Board or serving as an employee, advisor or consultant, or (ii) within twelve months following the date of termination of membership on the Board, the options shall terminate on the earlier of (i) the close of business on the twelve-month anniversary of the date of death or (ii) the 10 year anniversary of the date of grant. If a Non-Employee Director terminates his or her membership on the Board and service to the Company as an employee, advisor or consultant by reason of disability, the options shall expire on the earlier of (i) the close of business on the twelve-month anniversary of the date of termination, or (ii) the 10 year anniversary of the date of grant. In the event of a change in the accounting treatment of options to be granted automatically pursuant to this Section 10, the Board in its discretion may modify or amend the terms of such options provided that no such modification or amendment shall change the terms of outstanding options or materially increase the benefits accruing to recipients of future automatic grants.

                                   SECTION 11.

                               TRANSFER OF OPTION

         The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 12.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof, the number of shares of Option Stock covered by each outstanding option and the price per share thereof, and the number of shares subject to automatic grant to Non-Employee Directors pursuant to Section 10 above shall automatically be adjusted to reflect such change, provided that the Board in its discretion may in such event decrease but not increase the number of shares subject to the automatic grants of Section 10 above made subsequent to the date of such event. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction, the Board may provide for one or more of the following:

         (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

         (b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

         (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 13.

                            SECURITIES LAW COMPLIANCE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

         (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event of a transaction (as defined in Section 13 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.


                                   SECTION 14.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).


                                   SECTION 15.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation.


                                   SECTION 16.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee as an employee, officer, director, consultant or advisor for any period.